                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                            THE QUIZNO'S CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 13, 2000

-------------------------------------------------------------------------------
   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
   CITY TIME, ON DECEMBER 11, 2000, UNLESS THE OFFER IS EXTENDED.
-------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK
                               (THE 'DEPOSITARY')

                                       By Facsimile Transmission
             By Mail:              (For Eligible Institutions Only):     By Hand/Overnight Delivery:
       Wall Street Station                   (212) 701-7636                   Wall Street Plaza
          P.O. Box 1023                  Confirm by Telephone:            88 Pine Street, 19th Floor
     New York, NY 10268-1023                 (212) 701-7624                   New York, NY 10005

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned delivers to you the enclosed certificate(s) representing Shares, details of which are as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON
        SHARE CERTIFICATE(S) AND SHARE(S) TENDERED SHARE
                        CERTIFICATE(S))
             (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL NUMBER OF SHARES        NUMBER
                                                                SHARE CERTIFICATE    EVIDENCED BY SHARE         OF SHARES
                                                                   NUMBER(S)*         CERTIFICATE(S)*          TENDERED**
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                                               TOTAL SHARES
--------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by shareholders delivering Shares by book-entry transfer.
  ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
--------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
   PLEASE READ THE INSTRUCTION SET FOR THIS LETTER OF TRANSMITTAL CAREFULLY.

    This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the 'Book-Entry Transfer Facility') pursuant to the book-entry transfer procedure described in 'The Tender Offer -- Procedures for Accepting the Offer and Tendering Shares' of the Offer to Purchase (as defined below).

    Stockholders whose certificates evidencing Shares ('Share Certificates') are not immediately available or who cannot deliver their Share Certificates or the book-entry transfer of the Shares into the Depositary's Account at the Book-Entry Transfer Facility ('Book-Entry Confirmation') and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in 'The Tender Offer -- 1. Terms of the Offer; Expiration Date' of the Offer to Purchase) and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in 'The Tender Offer -- 3. Procedures for Accepting the Offer and Tendering Shares' of the Offer to Purchase. See Instruction 2.

    DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    [ ] CHECK HERE IF ANY OF THE SHARE CERTIFICATES THAT YOU OWN AND WISH TO
        TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 9.)

    [ ] Check here if shares are being delivered by book-entry transfer to the Depositary's account at the book-entry transfer facility and complete the following:

        Name of the Tendering Institution:  ....................................

        Account Number:  .......................................................

        Transaction Code Number:  ..............................................

    [ ] Check here if shares are being tendered pursuant to a notice of guaranteed delivery previously sent to the Depositary and complete the following:

        Name(s) of Registered Holder(s):  ......................................

        Window Ticket Number:  .................................................

        Date of Execution of Notice of Guaranteed Delivery:  ...................

        Name of Institution which Guaranteed Delivery:  ........................

        If delivery is book-entry transfer, give the following:

        Book-Entry Transfer Facility Account Number:  ..........................

        Transaction Code Number:  ..............................................

Ladies and Gentlemen:

    The undersigned hereby tenders to The Quizno's Corporation, a Colorado Corporation (the 'Company'), the above-described shares of Common Stock, $0.001 par value per share, of the Company (all such shares of common Stock, from time to time outstanding being, collectively, the 'Shares') pursuant to the Company's offer to purchase all Shares, at $8.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 13, 2000 (the 'Offer to Purchase'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the 'Offer').

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after November 13, 2000 (collectively, 'Distributions') and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (ii) present such Shares and all Distributions for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Company all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by the Company in its sole discretion.

    No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under 'The Tender Offer. Procedures for Accepting the Offer and Tendering Shares' and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein in the box entitled 'Special Payment Instructions,' please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under 'Description of Shares Tendered.' Similarly, unless otherwise indicated in the box entitled 'Special Delivery Instructions,' please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under 'Description of Shares Tendered.' In the event that the boxes entitled 'Special Payment Instructions' and 'Special Delivery Instructions' are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Company does not purchase any of the Shares tendered hereby.

-----------------------------------------------------         -----------------------------------------------------
            SPECIAL PAYMENT INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 5, 6 AND 7)                               (SEE INSTRUCTIONS 1, 5, 6, AND 7)

        To be completed ONLY if the check for                          To be completed ONLY if the check for the
    the purchase price of Shares and/or Share                      purchase price of Shares and/or Share
    Certificate evidencing Shares not tendered                     Certificate evidencing Shares not tendered
    or not accepted for purchase are to be                         or not accepted for purchase are to be
    issued in the name of someone other than the                   mailed to someone other than to the
    names(s) of the registered holder(s)                           undersigned or to the undersigned at an
    appearing above under 'Description of Shares                   address other than that appearing above
    Tendered' or if Shares tendered hereby and                     under 'Description of Shares Tendered.'
    delivered by book-entry transfer which are
    not purchased are to be returned by credit
    to an account at the Book-Entry Transfer
    Facility other than that designated above.

    Issue    [ ] Check                                             Mail    [ ] Check
             [ ] Share Certificate(s) to:                                  [ ] Share Certificate(s) to:

    Name:  .....................................                   Name:  .....................................
                   (PLEASE PRINT)                                                 (PLEASE PRINT)

    Address:  ..................................                   Address:  ..................................

    ............................................                   ............................................
             (ZIP CODE OR POSTAL CODE)                                      (ZIP CODE OR POSTAL CODE)

    ............................................
   (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
          (SEE SUBSTITUTE FORM W-9 BELOW)
-----------------------------------------------------         -----------------------------------------------------

--------------------------------------------------------------------------------
                               IMPORTANT SIGN HERE
          (ALSO COMPLETE SUBSTITUTE FORM W-9 OR W-8. SEE INSTRUCTION 9)

     ..........................................................................

     ..........................................................................
                            (SIGNATURE(S) OF HOLDER(S))

    Dated:  ....................... , 2000

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

    Name(s):  .................................................................

     ..........................................................................
                                 (PLEASE PRINT)

    Capacity (full title):  ...................................................

    Address:  .................................................................

     ..........................................................................
                               (INCLUDE ZIP CODE)

    Area Code and Telephone Number:  ..........................................

    Tax Identification or
    Social Security No. if U.S. resident:  ....................................
                  (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)


                         GUARANTEE OF SIGNATURE(S)
                 (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                   FOR USE BY FINANCIAL INSTITUTIONS ONLY
       FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

    Name of Firm:  ............................................................

    Authorized Signature:  ....................................................

    Name:  ....................................................................

    Address:  .................................................................

    Area Code and Telephone Number:  ..........................................

    Dated:  ...................................................................

--------------------------------------------------------------------------------

                   INSTRUCTIONS FORMING PART OF THE TERMS AND
                            CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of the Medallion Signature Guarantee Program, or by any other 'eligible guarantor institution,' as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an 'Eligible Institution'), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has
(have) completed neither the box entitled 'Special Payment Instructions' nor the box entitled 'Special Delivery Instructions' on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under 'The Tender Offer. Procedures for Accepting the Offer and Tendering Shares' in the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined under 'The Tender Offer. Terms of the Offer; Expiration Date' in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described under 'The Tender Offer. Procedures for Accepting the Offer and Tendering Shares' in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message, in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ market ('NASDAQ') trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under 'The Tender Offer. Procedures for Accepting the Offer and Tendering Shares' in the Offer to Purchase.

    The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents is at the option and risk of the tendering shareholder, including delivery through the Book-Entry Transfer Facility, and the delivery will be deemed made only when actually received by the Depositary.

    If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under 'Description of Shares Tendered' is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled 'Number of Shares Tendered.' In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled 'Special Delivery Instructions' on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

    If any Shares tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered herewith is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled 'Description of Shares Tendered' on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Shareholders delivering Shares tendered herewith by book-entry transfer may request that Shares not purchased be credited to such account maintaining at the Book-Entry Transfer Facility as such Shareholders may designate in the box entitled 'Special Payment Instructions' on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

    8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Notice Purchase and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

    9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing shares has been lost, destroyed or stolen, the shareholder should promptly notify the Company's Transfer Agent, Computershare Trust Company, at (303) 986-5400. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    10. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ('TIN') on the Substitute Form W-9, which is provided under 'Important Tax Information' below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write 'Applied For' in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If 'Applied For' is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE 'THE TENDER OFFER -- TERMS OF THE OFFER; EXPIRATION DATE; PRORATION' OF THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write 'Applied For' in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If 'Applied For' is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

------------------------------------------------------------------------------------------------------------
                               PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK
------------------------------------------------------------------------------------------------------------
          SUBSTITUTE           PART I -- PLEASE PROVIDE YOUR TIN IN   PART III -- Social Security Number OR
           FORM W-9            THE BOX AT RIGHT AND CERTIFY BY        Employer Identification Number
  DEPARTMENT OF THE TREASURY   SIGNING AND DATING BELOW
   INTERNAL REVENUE SERVICE
      PAYER'S REQUEST FOR                                             .....................................
           TAXPAYER                                                   (If awaiting TIN write 'Applied For')
  IDENTIFICATION NUMBER (TIN)
       AND CERTIFICATION       -----------------------------------------------------------------------------

                               PART II -- For Payees exempt from backup withholding, see the enclosed
                               Guidelines for Certification of Taxpayer Identification Number on Substitute
                               Form W-9 and complete as instructed therein.
------------------------------------------------------------------------------------------------------------
  CERTIFICATION -- Under penalties of perjury, I certify that:

  (1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

  (2) I am not subject to backup withholding either because I have not been notified by the Internal
      Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return.
  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

------------------------------------------------------------------------------------------------------------

  Signature  ..........................................     Date  .........................................

------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU IN RESPECT OF THE QUIZNO'S CORPORATION COMMON STOCK. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------

               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION

      I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or
  (b) I intend to mail or deliver such an application in the near future.
  I understand that if I do not provide a TIN by the time of payment, all reportable payments made to me thereafter will be subject to a 31% backup withholding tax.

  Signature ......,............................     Date ......................

--------------------------------------------------------------------------------

    Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and certificates evidencing Shares and any required documents should be sent or delivered by each stockholder or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address set forth below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent.

    IMPORTANT: THIS LETTER OF TRANSMITTAL PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE 'THE TENDER OFFER -- TERMS OF THE OFFER; EXPIRATION DATE; PRORATION' OF THE OFFER TO PURCHASE).

    MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

                          THE DEPOSITARY FOR THE OFFER IS:

                          HARRIS TRUST COMPANY OF NEW YORK

                                        By Facsimile Transmission
             By Mail:               (For Eligible Institutions Only):      By Hand/Overnight Delivery:
       Wall Street Station                    (212) 701-7636                    Wall Street Plaza
          P.O. Box 1023                   Confirm by Telephone:             88 Pine Street, 19th Floor
     New York, NY 10268-1023                  (212) 701-7624                    New York, NY 10005

    Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks or trust Companies for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                            [MACKENZIE PARTNERS LOGO]

                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010

                         (212) 929-5500 (Call Collect)
                        (800) 322-2885 (Call Toll Free)